BLACKROCK FUNDS II
BlackRock Core Bond Portfolio
(the “Fund”)

Supplement dated February 29, 2012
to the Summary Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The second paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Core Bond Fund may invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Fund’s assets) may be invested in emerging markets issuers. Up to 10% of the Core Bond Fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.

Shareholders should retain this Supplement for future reference.

SPRO-CB-0212SUP